Fees Summary	Nov. 03, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	23,343.4
Total Transaction Valuation	169,032,552.21
Total Offset Amount	0
Net Fee	$ 23,343.4